Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Reebok International Ltd. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)	the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (“10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s 10-Q being filed fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  PAUL FIREMAN
Paul Fireman
Chairman and Chief Executive Officer

Dated: November 8, 2002